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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                    April 17, 2000
                          ---------------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)

                                Power Technology, Inc.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

                                 1000 W. Bonanza Road
                               Las Vegas, Nevada 89106
                       ----------------------------------------
                       (Address of principal executive offices)

                                    (702) 382-3385
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

                                         N/A
            --------------------------------------------------------------
            (Former name and former address, if changed since last report)

          Nevada                        0-24867                  88-0395816
    ---------------                  ------------            -------------------
    (State or other                  (Commission              (I.R.S. Employer
    jurisdiction of                  File Number)            Identification No.)
    incorporation)

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ITEM 5. OTHER EVENTS

     Power Technology, Inc. (the "Company") entered into an Investment Agreement dated April 17, 2000 (the "Agreement") with Swartz Private Equity, L.L.C. of Roswell, Georgia ("SPE").

     The Agreement provides for SPE to commit to purchase up to an aggregate of $35,000,000 of the Common Stock of the Company, subject to certain volume limitations and other conditions, as requested from time to time by the Company as its equity capital needs arise during the term of the Agreement.

     Upon written notice from the Company, SPE is committed to purchase Common Stock of the Company at a purchase price equal to the lesser of the
(i) then current market price minus $.10, or (ii) 91% of the then current market price. Market price is defined to mean the lowest closing bid price for the Common Stock during a pricing period beginning on the date following the notice from the Company and ending on the 20th day thereafter.

     Unless the Company specifically requests SPE to purchase its Common Stock by written notification to SPE, SPE has no right to acquire any securities of the Company and the Company has no obligation to offer and sell its securities to SPE.

     Under the terms of the Agreement, the Company will be issuing to SPE a warrant to purchase 490,000 shares of the Common Stock of the Company at an exercise price of $.8125 per share, payable in cash or in a cashless exercise based upon a formula adjusted by such exercise price and the average closing price for five trading days prior to the exercise date, (with price reset provisions) during a term of five years. The Company will be issuing additional warrants to SPE to purchase a number of shares equal to 10% of each purchase of shares made by SPE during the term of the Agreement.

     The shares of Common Stock and warrants of the Company to be issued to SPE are covered by a Registration Rights Agreement requiring the Company to file a registration statement with the U.S. Securities and Exchange Commission to register such securities under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Investment Agreement dated April 17, 2000, with Swartz Private Equity, L.L.C.

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                                    SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Power Technology, Inc.


                                         By: s/Lee A. Balak
                                         --------------------------------------
                                               Lee A. Balak, President

Date: May 18, 2000